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                                                              EXHIBIT 99.906CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Salvatore Faia, President of The RBB Fund, Inc. (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended February 28, 2011 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 21, 2011                    /s/ Salvatore Faia
                                        ----------------------------------------
                                        Salvatore Faia, President
                                        (principal executive officer)

I, Joel Weiss, Treasurer of The RBB Fund, Inc. (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended February 28, 2011 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 21, 2011                    /s/ Joel Weiss
                                        ----------------------------------------
                                        Joel Weiss, Treasurer
                                        (principal financial officer)

THESE CERTIFICATIONS ARE BEING FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND 18 U.S.C. SECTION 1350 AND ARE NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.